EXHIBIT 99.2

THIRD QUARTER 2012

Supplemental Operating and Financial Data

Camden Henderson - Dallas, TX
Year Built -2012
106 Apartment Homes
Acquired September 28, 2012

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500  Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2012 OPERATING RESULTS

Houston, TEXAS (November 1, 2012) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2012.

Funds From Operations (“FFO”)
FFO for the third quarter of 2012 totaled $0.93 per diluted share or $82.1 million, as compared to $0.77 per diluted share or $58.8 million for the same period in 2011.

FFO for the nine months ended September 30, 2012 totaled $2.65 per diluted share or $227.4 million, as compared to $1.89 per diluted share or $143.3 million for the same period in 2011.  FFO for the nine months ended September 30, 2012 included a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units.  FFO for the nine months ended September 30, 2011 included:  a $0.40 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.06 per diluted share gain on sale of undeveloped land; and a net $3.3 million or $0.04 per diluted share impact related to gain on sale of an available-for-sale investment.

“We are pleased to report another strong quarter, with FFO per share growing 21% and same property net operating income rising 10.7%,” said Richard Campo, Camden’s Chairman & Chief Executive Officer.  “Apartment fundamentals continue to be strong across our markets, allowing us to increase our 2012 earnings guidance for the third time this year.”

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $30.7 million or $0.35 per diluted share for the third quarter of 2012, as compared to $11.8 million or $0.16 per diluted share for the same period in 2011.  EPS for the three months ended September 30, 2012 included a $2.9 million or $0.03 per diluted share impact related to the gain on sale of an unconsolidated joint venture property.

For the nine months ended September 30, 2012, the Company reported EPS of $141.2 million or $1.66 per diluted share, as compared to $2.5 million or $0.03 per diluted share for the same period in 2011.  EPS for the nine months ended September 30, 2012 included: a $40.2 million or $0.47 per diluted share impact related to the gain on acquisition of the controlling interest in twelve joint ventures; a $32.5 million or $0.38 per diluted share impact related to the gain on sale of discontinued operations; a $2.9 million or $0.03 per diluted share impact related to the gain on sale of an unconsolidated joint venture property; and, a $2.1 million or $0.02 per diluted share charge related to the redemption of perpetual preferred operating partnership units. EPS for the nine months ended September 30, 2011 included: a $0.42 per diluted share impact related to a $29.8 million loss on discontinuation of a hedging relationship of an interest rate swap and $0.5 million write-off of unamortized loan costs related to the payoff of a term loan; a $4.7 million or $0.07 per diluted share gain on sale of undeveloped land; a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; and a $1.1 million or $0.02 per diluted share impact from gain on sale of three joint venture interests.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,251 apartment homes included in consolidated same property results, third quarter 2012 same property NOI increased 10.7% compared to the third quarter of 2011, with revenues increasing 6.6% and expenses increasing 0.4%.  On a sequential basis, third quarter 2012 same property NOI increased 2.8% compared to the second quarter of 2012, with revenues increasing 2.6% and expenses increasing 2.4% compared to the prior quarter.  On a year-to-date basis, 2012 same property NOI increased 9.6%, with revenues increasing 6.5% and expenses increasing 1.6% compared to the same period in 2011. Same property physical occupancy levels for the portfolio averaged 95.6% during the third quarter of 2012, compared to 95.1% in the third quarter of 2011 and 95.4% in the second quarter of 2012.

The Company defines same property communities as communities owned and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
Camden acquired three stabilized communities during the third quarter for a total of $135.0 million:  Camden Creekstone, a 223-home apartment community in Atlanta, GA; Camden Landmark, a 469-home apartment community in Ontario, CA; and Camden Henderson, a 106-home apartment community in Dallas, TX.  The Company also purchased the remaining 75% non-controlling ownership interest in a fully-consolidated joint venture during the quarter.  Camden Travis Street, a 253-home apartment community in Houston, TX, is now wholly-owned by the Company.

During the quarter the Company acquired 12.0 acres of land located in Austin, TX for future development of a multifamily community.  Subsequent to quarter-end Camden acquired 2.4 acres of land in Plantation, FL for future development of a multifamily community.

Disposition Activity
Camden disposed of one joint venture community during the quarter, which was owned by one of the Company’s funds.  Camden South Congress, a 253-home apartment community in Austin, TX, was sold for approximately $54.4 million.  Camden’s proportionate share of the gain was approximately $2.9 million.

Subsequent to quarter-end, the Company sold two wholly-owned communities for a total of $26.6 million:  Camden Laurel Ridge, a 183-home apartment community in Austin, TX; and Camden Steeplechase, a 290-home apartment community in Houston, TX.  The Company also sold Camden Passage, a 596-home joint venture apartment community in Kansas City, MO for approximately $40.7 million subsequent to quarter-end.

Development Activity
Lease-ups were completed during the quarter at three development communities:  Camden Montague, a 192-home project in Tampa, FL which is currently 96% occupied; Camden LaVina, a 420-home project in Orlando, FL, which is currently 96% occupied; and Camden Summerfield II, a 187-home project in Landover, MD, which is currently 95% occupied.

Construction was completed during the quarter at Camden Westchase Park, a 348-home project in Tampa, FL which is currently 95% leased. Lease-ups continued during the quarter at Camden Royal Oaks II, a 104-home project in Houston, TX, which is currently 61% leased; and Camden Town Square, a 438-home project in Orlando, FL which is currently 60% leased.

Construction began during the quarter at Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes, and continued at three additional wholly-owned development communities: Camden City Centre II in Houston, TX, a $36 million project with 268 apartment homes; Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes; and Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes.

Construction was also completed during the quarter on one joint venture community, Camden Amber Oaks II in Austin, TX, a 244-home project which is currently 86% leased. Construction continued on Camden South Capitol in Washington, DC, a 276-home joint venture project expected to have initial occupancy in the third quarter of 2013.

Equity Issuance
During the third quarter, Camden issued 1,302,454 common shares through its at-the-market (“ATM”) share offering programs at an average price of $69.34 per share, for total net consideration of approximately $88.9 million.  Year-to-date through October 2012, Camden has issued 4,579,308 common shares through its ATM programs at an average price of $66.93 per share, for total net consideration of approximately $301.8 million.

Earnings Guidance
Camden updated its earnings guidance for 2012 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2012 FFO is expected to be $3.59 to $3.63 per diluted share, and full-year 2012 EPS is expected to be $2.06 to $2.10 per diluted share.  Fourth quarter 2012 earnings guidance is $0.94 to $0.98 per diluted share for FFO and $0.42 to $0.46 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2012 earnings guidance is based on projections of same property revenue growth between 6.20% and 6.70%, expense growth between 2.00% and 2.50%, and NOI growth between 8.75% and 9.25%.  Additional information on the Company’s 2012 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, November 2, 2012 at 11:00 a.m. Central Time to review its third quarter 2012 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 3311044, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 200 properties containing 67,762 apartment homes across the United States.  Upon completion of six properties under development, the Company's portfolio will increase to 69,802 apartment homes in 206 properties.  Camden was recently named by FORTUNE® Magazine for the fifth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #7.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2012		2011		2012		2011
Total property revenues (a)	$194,204		$164,224		$556,823		$481,399

EBITDA (b)	108,032		88,476		309,267		263,203

Net income attributable to common shareholders	30,703		11,840		141,224		2,529
Per share - basic	0.36		0.16		1.69		0.03
Per share - diluted	0.35		0.16		1.66		0.03

Income (loss) from continuing operations attributable to common shareholders	30,360		10,751		108,091		(638)
Per share - basic	0.35		0.14		1.29		(0.01)
Per share - diluted	0.35		0.14		1.27		(0.01)

Funds from operations	82,113		58,807		227,409		143,271
Per share - diluted	0.93		0.77		2.65		1.89

Dividends per share	0.56		0.49		1.68		1.47
Dividend payout ratio (b)	60.2%		63.6%		63.4%		64.5%

Interest expensed (including discontinued operations)	25,865		27,354		78,795		85,472
Interest capitalized	3,095		2,459		9,386		6,099
Total interest incurred	28,960		29,813		88,181		91,571

Principal amortization	898		1,155		3,309		3,847
Preferred distributions	-		1,750		776		5,250

Net Debt to Annualized EBITDA (c)	5.5	x	6.7	x	5.8	x	6.8	x
Interest expense coverage ratio	4.2	x	3.2	x	3.9	x	3.1	x
Total interest coverage ratio	3.7	x	3.0	x	3.5	x	2.9	x
Fixed charge expense coverage ratio	4.0	x	2.9	x	3.7	x	2.8	x
Total fixed charge coverage ratio	3.6	x	2.7	x	3.4	x	2.6	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.6	x	3.0	x	3.6	x	3.0	x

Same property NOI increase (d)	10.7%		7.4%		9.6%		6.8%
(# of apartment homes included)	47,251		47,309		47,251		47,309

Gross turnover of apartment homes (annualized)	80%		83%		67%		66%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	71%		73%		59%		57%

					As of September 30,
					2012		2011
Total assets					$5,217,960		$4,594,574
Total debt					$2,393,725		$2,433,104
Common and common equivalent shares, outstanding end of period (e)					88,989		76,578
Share price, end of period					$64.49		$55.26
Preferred units, end of period					-		$97,925
Book equity value, end of period (f)					$2,533,108		$1,875,774
Market equity value, end of period (f)					$5,738,901		$4,331,700

(a)	Excludes discontinued operations.

(b)	Excludes $29.8 million or $0.41 per diluted share for the nine months ended September 30, 2011 related to a loss on the discontinuation of a hedging relationship.

(c)	Net Debt is Notes Payable as reported at period end less Cash and Cash Equivalents as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(d)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(e)	Includes at September 30, 2012: 86,768 common shares (including 630 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,221).

(f)	Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2012	2011	2012	2011
Property revenues
Rental revenues	$166,179	$140,332	$477,501	$412,794
Other property revenues	28,025	23,892	79,322	68,605
Total property revenues	194,204	164,224	556,823	481,399

Property expenses
Property operating and maintenance	54,008	48,731	153,491	138,974
Real estate taxes	19,096	16,892	56,586	51,596
Total property expenses	73,104	65,623	210,077	190,570

Non-property income
Fee and asset management	3,041	2,646	9,572	6,955
Interest and other income (loss)	3	(108)	(750)	4,749
Income (loss) on deferred compensation plans	(1,781)	(6,096)	3,820	1,233
Total non-property income	1,263	(3,558)	12,642	12,937

Other expenses
Property management	5,509	5,050	15,644	15,478
Fee and asset management	1,864	1,330	5,051	4,220
General and administrative	9,303	8,572	27,712	26,392
Interest	25,865	27,354	78,795	85,472
Depreciation and amortization	52,588	43,367	155,579	133,547
Amortization of deferred financing costs	909	1,344	2,721	4,761
Expense (benefit) on deferred compensation plans	(1,781)	(6,096)	3,820	1,233
Total other expenses	94,257	80,921	289,322	271,103

Gain on acquisition of controlling interests in joint ventures	-	-	40,191	-
Gain on sale of properties, including land	-	-	-	4,748
Gain on sale of unconsolidated joint venture interests	-	-	-	1,136
Loss on discontinuation of hedging relationship	-	-	-	(29,791)
Equity in income (loss) of joint ventures	3,688	(556)	4,686	(166)
Income from continuing operations before income taxes	31,794	13,566	114,943	8,590
Income tax expense - current	(334)	(313)	(992)	(1,889)
Income from continuing operations	31,460	13,253	113,951	6,701
Income from discontinued operations	343	1,098	1,262	3,196
Gain on sale of discontinued operations, net of tax	-	-	32,541	-
Net income	31,803	14,351	147,754	9,897
Less income allocated to noncontrolling interests from continuing operations	(1,100)	(752)	(3,009)	(2,089)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	(9)	(670)	(29)
Less income allocated to perpetual preferred units	-	(1,750)	(776)	(5,250)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	(2,075)	-
Net income attributable to common shareholders	$30,703	$11,840	$141,224	$2,529

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$31,803	$14,351	$147,754	$9,897
Other comprehensive income
Unrealized loss on cash flow hedging activities	-	-	-	(2,692)
Reclassification of net losses on cash flow hedging activities	-	108	-	39,660
Reclassification of gain on available-for-sale investment to earnings, net of tax	-	-	-	(3,309)
Reclassification of prior service cost on post retirement obligations	7	-	23	-
Comprehensive income	31,810	14,459	147,777	43,556
Less income allocated to noncontrolling interests from continuing operations	(1,100)	(752)	(3,009)	(2,089)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	(9)	(670)	(29)
Less income allocated to perpetual preferred units	-	(1,750)	(776)	(5,250)
Less write off of original issuance costs of redeemed perpetual preferred units	-	-	(2,075)	-
Comprehensive income attributable to common shareholders	$30,710	$11,948	$141,247	$36,188

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.36	$0.16	$1.69	$0.03
Net income attributable to common shareholders - diluted	0.35	0.16	1.66	0.03
Income (loss) from continuing operations attributable to common shareholders - basic	0.35	0.14	1.29	(0.01)
Income (loss) from continuing operations attributable to common shareholders - diluted	0.35	0.14	1.27	(0.01)

Weighted average number of common and
common equivalent shares outstanding:
Basic	85,631	73,242	82,923	72,502
Diluted	86,293	74,274	84,694	72,502

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2012	2011	2012	2011

Net income attributable to common shareholders (a)	$30,703	$11,840	$141,224	$2,529
Real estate depreciation from continuing operations	51,477	42,095	152,246	129,778
Real estate depreciation and amortization from discontinued operations	221	1,191	844	3,564
Adjustments for unconsolidated joint ventures	1,885	3,223	6,198	7,042
Income allocated to noncontrolling interests	702	458	2,504	1,494
(Gain) on sale of unconsolidated joint venture property	(2,875)	-	(2,875)	-
(Gain) on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
(Gain) on sale of discontinued operations, net of tax	-	-	(32,541)	-
(Gain) on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Funds from operations - diluted	$82,113	$58,807	$227,409	$143,271

PER SHARE DATA
Funds from operations - diluted	$0.93	$0.77	$2.65	$1.89
Cash distributions	0.56	0.49	1.68	1.47

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	88,514	76,494	85,822	75,685

PROPERTY DATA
Total operating properties (end of period) (b)	203	197	203	197
Total operating apartment homes in operating properties (end of period) (b)	68,831	67,491	68,831	67,491
Total operating apartment homes (weighted average)	54,934	50,921	53,870	50,895
Total operating apartment homes - excluding discontinued operations (weighted average)	54,461	48,627	53,204	48,601

(a)	Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the nine months ended September 30, 2011.
(b)	Includes joint ventures and properties held for sale.

Note:  Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Sept 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2012	2012	2012	2011	2011
ASSETS
Real estate assets, at cost
Land	$929,289	$893,910	$868,964	$768,016	$766,302
Buildings and improvements	5,359,707	5,203,675	5,068,560	4,751,654	4,758,397
	6,288,996	6,097,585	5,937,524	5,519,670	5,524,699
Accumulated depreciation	(1,542,530)	(1,505,862)	(1,458,451)	(1,432,799)	(1,421,867)
Net operating real estate assets	4,746,466	4,591,723	4,479,073	4,086,871	4,102,832
Properties under development, including land	280,948	297,712	301,282	299,870	274,201
Investments in joint ventures	46,566	47,776	49,436	44,844	37,033
Properties held for sale	6,373	-	-	11,131	-
Total real estate assets	5,080,353	4,937,211	4,829,791	4,442,716	4,414,066
Accounts receivable - affiliates	28,874	29,940	29,742	31,035	31,395
Other assets, net (a)	96,401	88,002	89,706	88,089	87,657
Cash and cash equivalents	5,590	52,126	49,702	55,159	56,099
Restricted cash	6,742	5,295	5,074	5,076	5,357
Total assets	$5,217,960	$5,112,574	$5,004,015	$4,622,075	$4,594,574

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,415,354	$1,381,152	$1,380,952	$1,380,755	$1,380,560
Secured	978,371	1,015,260	1,050,154	1,051,357	1,052,544
Accounts payable and accrued expenses	118,879	87,041	105,370	93,747	97,613
Accrued real estate taxes	43,757	31,607	17,991	21,883	37,721
Distributions payable	49,940	49,135	47,594	39,364	39,319
Other liabilities (b)	78,551	83,471	90,423	109,276	111,043
Total liabilities	2,684,852	2,647,666	2,692,484	2,696,382	2,718,800

Commitments and contingencies

Perpetual preferred units	-	-	-	97,925	97,925

Equity
Common shares of beneficial interest	959	945	919	845	839
Additional paid-in capital	3,580,528	3,501,354	3,327,961	2,901,024	2,861,139
Distributions in excess of net income attributable to common shareholders	(692,235)	(674,221)	(648,074)	(690,466)	(700,897)
Treasury shares, at cost	(425,756)	(430,958)	(437,215)	(452,003)	(452,244)
Accumulated other comprehensive income (loss) (c)	(660)	(667)	(675)	(683)	201
Total common equity	2,462,836	2,396,453	2,242,916	1,758,717	1,709,038
Noncontrolling interests	70,272	68,455	68,615	69,051	68,811
Total equity	2,533,108	2,464,908	2,311,531	1,827,768	1,777,849
Total liabilities and equity	$5,217,960	$5,112,574	$5,004,015	$4,622,075	$4,594,574

(a) Includes:
net deferred charges of:	$13,695	$14,432	$15,267	$16,102	$16,868

(b) Includes:
deferred revenues of:	$1,746	$2,012	$2,337	$2,140	$2,213
distributions in excess of investments in joint ventures of:	$16,708	$16,499	$16,298	$30,596	$31,799
fair value adjustment of derivative instruments:	$185	$5,918	$11,574	$16,486	$22,192

(c) Represents the unrealized (loss)/gain and unamortized prior service costs on post retirement obligations.

CAMDEN					PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2012 (in apartment homes)

	Fully Consolidated						Non-Consolidated
	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held For Sale	Total	Operating	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	5,313	478	-	320	-	6,111	-	-	276	6,387
Houston, TX	4,004	1,452	104	268	290	6,118	3,152	-	-	9,270
Tampa, FL	5,503	192	348	-	-	6,043	450	-	-	6,493
Las Vegas, NV	3,969	949	-	-	-	4,918	3,098	-	-	8,016
SE Florida	2,520	-	-	-	-	2,520	-	-	-	2,520
Dallas, TX	4,273	1,039	-	-	-	5,312	1,250	-	-	6,562
Los Angeles/Orange County, CA	2,060	421	-	-	-	2,481	-	-	-	2,481
Charlotte, NC	3,574	-	-	-	-	3,574	-	-	-	3,574
Orlando, FL	3,344	420	-	438	-	4,202	-	-	-	4,202
Atlanta, GA	3,202	223	-	-	-	3,425	344	-	-	3,769
Raleigh, NC	2,704	-	-	-	-	2,704	350	-	-	3,054
Denver, CO	1,851	-	-	424	-	2,275	320	-	-	2,595
San Diego/Inland Empire, CA	1,196	469	-	-	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	-	314	183	2,167	1,116	244	-	3,527
Phoenix, AZ	1,084	992	-	-	-	2,076	-	-	-	2,076
Other	984	855	-	-	-	1,839	2,841	-	-	4,680

Total Portfolio	47,251	7,490	452	1,764	473	57,430	12,921	244	276	70,871

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)		Sept 30 2012	Jun 30 2012	Mar 31 2012	Dec 31 2011	Sep 30 2011
D.C. Metro	18.8%	17.7%	17.0%		96.2%	95.5%	94.5%	94.2%	96.3%
Houston, TX	9.6%	10.7%	11.3%		96.1%	96.5%	96.0%	95.2%	95.4%
Tampa, FL	8.3%	8.2%	8.1%		95.2%	94.4%	94.9%	94.8%	94.8%
Las Vegas, NV	5.8%	6.6%	6.9%		92.9%	93.0%	92.0%	92.0%	92.0%
SE Florida	7.5%	6.8%	6.6%		95.4%	94.9%	95.5%	94.9%	94.1%
Dallas, TX	6.5%	7.3%	7.4%		95.3%	95.6%	95.1%	94.6%	95.3%
Los Angeles/Orange County, CA	6.7%	6.8%	6.5%		95.4%	95.6%	95.4%	95.1%	95.7%
Charlotte, NC	6.8%	6.1%	5.9%		96.5%	95.9%	95.8%	95.3%	95.9%
Orlando, FL	5.6%	5.6%	5.4%		95.4%	95.5%	95.3%	94.9%	95.3%
Atlanta, GA	5.4%	5.0%	5.0%		95.6%	94.9%	94.4%	93.8%	94.9%
Raleigh, NC	4.8%	4.2%	4.2%		95.7%	95.3%	94.8%	94.4%	94.9%
Denver, CO	4.0%	3.6%	3.8%		95.6%	95.2%	94.1%	93.7%	94.6%
San Diego/Inland Empire, CA	3.4%	3.1%	3.0%		94.9%	94.2%	92.9%	92.0%	94.7%
Austin, TX	2.7%	2.5%	2.7%		95.6%	95.3%	95.5%	95.5%	96.1%
Phoenix, AZ	2.0%	2.9%	2.8%		93.5%	92.3%	93.7%	93.2%	93.2%
Other	2.1%	2.9%	3.4%		95.0%	95.4%	94.3%	94.0%	95.0%

Total Portfolio	100.0%	100.0%	100.0%		95.2%	95.1%	94.7%	94.3%	94.8%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(d) Occupancy figures include all stabilized operating communities including those held through non-consolidated joint venture investments.

CAMDEN		COMPONENTS OF
		PROPERTY NET OPERATING INCOME
		(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2012	2011	Change	2012	2011	Change
"Same Property" Communities (a)	47,251	$169,087	$158,621	$10,466	$494,984	$464,980	$30,004
Non-"Same Property" Communities (b)	7,490	22,136	4,286	17,850	54,798	12,635	42,163
Development and Lease-Up Communities (c)	2,216	1,657	-	1,657	2,236	-	2,236
Other (d)	-	1,324	1,317	7	4,805	3,784	1,021
Total Property Revenues	56,957	$194,204	$164,224	$29,980	$556,823	$481,399	$75,424

Property Expenses
"Same Property" Communities (a)	47,251	$63,148	$62,886	$262	$185,372	$182,452	$2,920
Non-"Same Property" Communities (b)	7,490	8,836	1,719	7,117	21,671	4,796	16,875
Development and Lease-Up Communities (c)	2,216	509	-	509	760	-	760
Other (d)	-	611	1,018	(407)	2,274	3,322	(1,048)
Total Property Expenses	56,957	$73,104	$65,623	$7,481	$210,077	$190,570	$19,507

Property Net Operating Income
"Same Property" Communities (a)	47,251	$105,939	$95,735	$10,204	$309,612	$282,528	$27,084
Non-"Same Property" Communities (b)	7,490	13,300	2,567	10,733	33,127	7,839	25,288
Development and Lease-Up Communities (c)	2,216	1,148	-	1,148	1,476	-	1,476
Other (d)	-	713	299	414	2,531	462	2,069
Total Property Net Operating Income	56,957	$121,100	$98,601	$22,499	$346,746	$290,829	$55,917

Income from Discontinued Operations (e)	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Property Revenues	$1,104	$4,710	$4,390	$13,788
Property Expenses	540	2,421	2,284	7,028
Property Net Operating Income	564	2,289	2,106	6,760
Depreciation and Amortization	(221)	(1,191)	(844)	(3,564)
Gain on Sale of Discontinued Operations, net of tax	-	-	32,541	-
Less income, including gain on sale, allocated to
non-controlling interests from discontinued operations	-	(9)	(670)	(29)
Income attributable to common shareholders	$343	$1,089	$33,133	$3,167

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2011, or communities which underwent major redevelopment after January 1, 2011, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(d)	"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.
(e)	Represents operating results for communities held for sale or disposed of during 2011 and 2012, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN			THIRD QUARTER COMPARISONS
			September 30, 2012
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q12	3Q11	Growth	3Q12	3Q11	Growth	3Q12	3Q11	Growth

D.C. Metro	$28,159	$26,991	4.3%	$8,225	$8,405	(2.1%)	$19,934	$18,586	7.3%
Houston, TX	15,826	14,323	10.5%	5,681	5,551	2.3%	10,145	8,772	15.7%
Tampa, FL	15,702	14,851	5.7%	6,937	6,699	3.6%	8,765	8,152	7.5%
Las Vegas, NV	10,165	9,891	2.8%	3,982	3,901	2.1%	6,183	5,990	3.2%
SE Florida	12,496	11,623	7.5%	4,536	4,680	(3.1%)	7,960	6,943	14.6%
Dallas, TX	12,261	11,326	8.3%	5,377	5,377	0.0%	6,884	5,949	15.7%
Los Angeles/Orange County, CA	10,634	10,279	3.5%	3,527	3,619	(2.5%)	7,107	6,660	6.7%
Charlotte, NC	11,392	10,166	12.1%	4,139	4,301	(3.8%)	7,253	5,865	23.7%
Orlando, FL	9,971	9,481	5.2%	4,065	3,987	2.0%	5,906	5,494	7.5%
Atlanta, GA	9,934	9,219	7.8%	4,186	4,087	2.4%	5,748	5,132	12.0%
Raleigh, NC	7,865	7,400	6.3%	2,821	2,824	(0.1%)	5,044	4,576	10.2%
Denver, CO	6,358	5,843	8.8%	2,089	2,116	(1.3%)	4,269	3,727	14.5%
San Diego/Inland Empire, CA	5,959	5,746	3.7%	2,311	2,264	2.1%	3,648	3,482	4.8%
Austin, TX	5,411	4,960	9.1%	2,618	2,455	6.6%	2,793	2,505	11.5%
Phoenix, AZ	3,460	3,206	7.9%	1,340	1,381	(3.0%)	2,120	1,825	16.2%
Other	3,494	3,316	5.4%	1,314	1,239	6.1%	2,180	2,077	5.0%

Total Same Property	$169,087	$158,621	6.6%	$63,148	$62,886	0.4%	$105,939	$95,735	10.7%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q12	3Q11	Change	3Q12	3Q11	Change

D.C. Metro	5,313		18.8%	96.3%	96.4%	(0.1%)	$1,627	$1,580	3.0%
Houston, TX	4,004		9.6%	96.6%	96.1%	0.5%	1,212	1,101	10.1%
Tampa, FL	5,503		8.3%	95.2%	94.7%	0.5%	818	788	3.8%
Las Vegas, NV	3,969		5.8%	94.0%	93.0%	1.0%	760	758	0.2%
SE Florida	2,520		7.5%	95.4%	94.1%	1.3%	1,544	1,461	5.7%
Dallas, TX	4,273		6.5%	95.3%	95.8%	(0.5%)	854	786	8.8%
Los Angeles/Orange County, CA	2,060		6.7%	95.2%	95.8%	(0.6%)	1,638	1,582	3.5%
Charlotte, NC	3,574		6.8%	96.5%	95.9%	0.6%	964	858	12.4%
Orlando, FL	3,344		5.6%	95.4%	95.3%	0.1%	894	854	4.7%
Atlanta, GA	3,202		5.4%	95.6%	94.9%	0.7%	918	869	5.6%
Raleigh, NC	2,704		4.8%	95.7%	94.9%	0.8%	862	811	6.2%
Denver, CO	1,851		4.0%	95.5%	94.2%	1.3%	1,029	959	7.4%
San Diego/Inland Empire, CA	1,196		3.4%	94.9%	94.7%	0.2%	1,553	1,525	1.8%
Austin, TX	1,670		2.7%	95.7%	95.9%	(0.2%)	948	873	8.5%
Phoenix, AZ	1,084		2.0%	93.7%	93.9%	(0.2%)	939	884	6.3%
Other	984		2.1%	96.2%	94.0%	2.2%	1,039	1,006	3.3%

Total Same Property	47,251		100.0%	95.6%	95.1%	0.5%	$1,080	$1,023	5.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			September 30, 2012
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q12	2Q12	Growth	3Q12	2Q12	Growth	3Q12	2Q12	Growth

D.C. Metro	$28,159	$27,342	3.0%	$8,225	$8,259	(0.4%)	$19,934	$19,083	4.5%
Houston, TX	15,826	15,354	3.1%	5,681	6,130	(7.3%)	10,145	9,224	10.0%
Tampa, FL	15,702	15,286	2.7%	6,937	6,613	4.9%	8,765	8,673	1.1%
Las Vegas, NV	10,165	10,000	1.7%	3,982	3,715	7.2%	6,183	6,285	(1.6%)
SE Florida	12,496	12,258	1.9%	4,536	4,451	1.9%	7,960	7,807	2.0%
Dallas, TX	12,261	11,977	2.4%	5,377	5,229	2.8%	6,884	6,748	2.0%
Los Angeles/Orange County, CA	10,634	10,478	1.5%	3,527	3,157	11.7%	7,107	7,321	(2.9%)
Charlotte, NC	11,392	10,886	4.6%	4,139	4,125	0.3%	7,253	6,761	7.3%
Orlando, FL	9,971	9,848	1.2%	4,065	3,939	3.2%	5,906	5,909	(0.1%)
Atlanta, GA	9,934	9,617	3.3%	4,186	4,009	4.4%	5,748	5,608	2.5%
Raleigh, NC	7,865	7,695	2.2%	2,821	2,684	5.1%	5,044	5,011	0.7%
Denver, CO	6,358	6,155	3.3%	2,089	2,072	0.8%	4,269	4,083	4.6%
San Diego/Inland Empire, CA	5,959	5,789	2.9%	2,311	2,309	0.1%	3,648	3,480	4.8%
Austin, TX	5,411	5,265	2.8%	2,618	2,456	6.6%	2,793	2,809	(0.6%)
Phoenix, AZ	3,460	3,440	0.6%	1,340	1,260	6.3%	2,120	2,180	(2.8%)
Other	3,494	3,358	4.1%	1,314	1,279	2.7%	2,180	2,079	4.9%

Total Same Property	$169,087	$164,748	2.6%	$63,148	$61,687	2.4%	$105,939	$103,061	2.8%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q12	2Q12	Change	3Q12	2Q12	Change

D.C. Metro	5,313		18.8%	96.3%	95.7%	0.6%	$1,627	$1,602	1.5%
Houston, TX	4,004		9.6%	96.6%	97.4%	(0.8%)	1,212	1,163	4.2%
Tampa, FL	5,503		8.3%	95.2%	94.3%	0.9%	818	811	0.9%
Las Vegas, NV	3,969		5.8%	94.0%	94.2%	(0.2%)	760	758	0.2%
SE Florida	2,520		7.5%	95.4%	94.9%	0.5%	1,544	1,521	1.5%
Dallas, TX	4,273		6.5%	95.3%	95.8%	(0.5%)	854	832	2.7%
Los Angeles/Orange County, CA	2,060		6.7%	95.2%	95.6%	(0.4%)	1,638	1,617	1.3%
Charlotte, NC	3,574		6.8%	96.5%	95.9%	0.6%	964	923	4.4%
Orlando, FL	3,344		5.6%	95.4%	95.5%	(0.1%)	894	882	1.3%
Atlanta, GA	3,202		5.4%	95.6%	95.0%	0.6%	918	894	2.7%
Raleigh, NC	2,704		4.8%	95.7%	95.6%	0.1%	862	843	2.2%
Denver, CO	1,851		4.0%	95.5%	95.3%	0.2%	1,029	997	3.2%
San Diego/Inland Empire, CA	1,196		3.4%	94.9%	94.2%	0.7%	1,553	1,534	1.3%
Austin, TX	1,670		2.7%	95.7%	95.7%	0.0%	948	928	2.2%
Phoenix, AZ	1,084		2.0%	93.7%	93.5%	0.2%	939	927	1.3%
Other	984		2.1%	96.2%	96.1%	0.1%	1,039	1,020	1.9%

Total Same Property	47,251		100.0%	95.6%	95.4%	0.2%	$1,080	$1,058	2.1%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			YEAR TO DATE COMPARISONS
			September 30, 2012
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2012	2011	Growth	2012	2011	Growth	2012	2011	Growth

D.C. Metro	$82,399	$79,292	3.9%	$24,425	$24,785	(1.5%)	$57,974	$54,507	6.4%
Houston, TX	45,947	41,368	11.1%	17,733	16,682	6.3%	28,214	24,686	14.3%
Tampa, FL	46,165	43,662	5.7%	20,196	19,496	3.6%	25,969	24,166	7.5%
Las Vegas, NV	29,963	29,458	1.7%	11,327	11,372	(0.4%)	18,636	18,086	3.0%
SE Florida	36,819	34,583	6.5%	13,134	13,472	(2.5%)	23,685	21,111	12.2%
Dallas, TX	35,870	32,932	8.9%	15,688	15,381	2.0%	20,182	17,551	15.0%
Los Angeles/Orange County, CA	31,507	30,084	4.7%	10,204	10,470	(2.5%)	21,303	19,614	8.6%
Charlotte, NC	32,814	29,580	10.9%	12,330	12,388	(0.5%)	20,484	17,192	19.1%
Orlando, FL	29,435	27,934	5.4%	11,957	11,504	3.9%	17,478	16,430	6.4%
Atlanta, GA	28,889	27,148	6.4%	12,216	11,719	4.2%	16,673	15,429	8.1%
Raleigh, NC	23,085	21,826	5.8%	8,127	8,120	0.1%	14,958	13,706	9.1%
Denver, CO	18,489	16,959	9.0%	6,127	6,001	2.1%	12,362	10,958	12.8%
San Diego/Inland Empire, CA	17,425	16,804	3.7%	6,866	6,694	2.6%	10,559	10,110	4.4%
Austin, TX	15,772	14,292	10.4%	7,447	6,858	8.6%	8,325	7,434	12.0%
Phoenix, AZ	10,288	9,435	9.0%	3,795	3,945	(3.8%)	6,493	5,490	18.3%
Other	10,117	9,623	5.1%	3,800	3,565	6.6%	6,317	6,058	4.3%

Total Same Property	$494,984	$464,980	6.5%	$185,372	$182,452	1.6%	$309,612	$282,528	9.6%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2012	2011	Change	2012	2011	Change

D.C. Metro	5,313		18.7%	95.6%	96.0%	(0.4%)	$1,606	$1,551	3.6%
Houston, TX	4,004		9.1%	96.8%	94.6%	2.2%	1,170	1,077	8.6%
Tampa, FL	5,503		8.4%	94.8%	94.3%	0.5%	811	775	4.6%
Las Vegas, NV	3,969		6.0%	93.7%	92.9%	0.8%	758	757	0.1%
SE Florida	2,520		7.7%	95.3%	94.7%	0.6%	1,521	1,439	5.7%
Dallas, TX	4,273		6.5%	95.5%	95.3%	0.2%	833	764	9.0%
Los Angeles/Orange County, CA	2,060		6.9%	95.4%	94.9%	0.5%	1,618	1,557	3.9%
Charlotte, NC	3,574		6.6%	96.1%	95.8%	0.3%	928	830	11.8%
Orlando, FL	3,344		5.7%	95.4%	94.6%	0.8%	881	842	4.7%
Atlanta, GA	3,202		5.4%	95.0%	94.4%	0.6%	897	857	4.7%
Raleigh, NC	2,704		4.8%	95.5%	94.8%	0.7%	845	799	5.7%
Denver, CO	1,851		4.0%	95.1%	93.9%	1.2%	1,003	935	7.3%
San Diego/Inland Empire, CA	1,196		3.4%	94.0%	93.5%	0.5%	1,537	1,502	2.3%
Austin, TX	1,670		2.7%	95.5%	94.8%	0.7%	928	851	9.1%
Phoenix, AZ	1,084		2.1%	93.9%	93.7%	0.2%	928	865	7.3%
Other	984		2.0%	95.9%	94.6%	1.3%	1,021	984	3.7%

Total Same Property	47,251		100.0%	95.3%	94.7%	0.6%	$1,060	$1,004	5.6%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	SEPTEMBER 30, 2012
	(In thousands)

(Unaudited)
					% of Actual 3Q12 Operating
Quarterly Comparison (a)	3Q12	3Q11	$ Change	% Change	Expenses

Property taxes	$16,749	$16,258	$491	3.0%	26.5%
Salaries and Benefits for On-site Employees	15,098	14,804	294	2.0%	23.9%
Utilities	14,377	14,640	(263)	(1.8%)	22.8%
Repairs and Maintenance	10,285	10,346	(61)	(0.6%)	16.3%
Property Insurance	2,773	2,819	(46)	(1.6%)	4.4%
Other	3,866	4,019	(153)	(3.8%)	6.1%

Total Same Property	$63,148	$62,886	$262	0.4%	100.0%

					% of Actual 3Q12 Operating
Sequential Comparison (a)	3Q12	2Q12	$ Change	% Change	Expenses

Property taxes	$16,749	$17,184	$(435)	(2.5%)	26.5%
Salaries and Benefits for On-site Employees	15,098	14,577	521	3.6%	23.9%
Utilities	14,377	13,707	670	4.9%	22.8%
Repairs and Maintenance	10,285	9,322	963	10.3%	16.3%
Property Insurance	2,773	3,151	(378)	(12.0%)	4.4%
Other	3,866	3,746	120	3.2%	6.1%

Total Same Property	$63,148	$61,687	$1,461	2.4%	100.0%

					% of Actual 2012 Operating
Year to Date Comparison (a)	2012	2011	$ Change	% Change	Expenses

Property taxes	$50,558	$49,414	$1,144	2.3%	27.3%
Salaries and Benefits for On-site Employees	44,233	43,137	1,096	2.5%	23.9%
Utilities	41,642	41,088	554	1.3%	22.5%
Repairs and Maintenance	28,271	28,191	80	0.3%	15.2%
Property Insurance	9,089	9,158	(69)	(0.8%)	4.9%
Other	11,579	11,464	116	1.0%	6.2%

Total Same Property	$185,372	$182,452	$2,920	1.6%	100.0%

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2012	2011		2012	2011
Property Revenues
Rental revenues	$6,964	$7,937		$20,988	$20,700
Other property revenues	1,100	1,239		3,157	3,257
Total property revenues	8,064	9,176		24,145	23,957

Property Expenses
Property operating and maintenance	2,494	2,999		7,197	7,619
Real estate taxes	966	980		3,008	2,521
Total property expenses	3,460	3,979		10,205	10,140

Net Operating Income (NOI)	4,604	5,197		13,940	13,817

Other expenses
Interest	1,772	2,377		5,593	6,384
Depreciation and amortization	1,928	3,273		6,289	7,133
Other	91	103		247	466
Total other expenses	3,791	5,753		12,129	13,983

Gain on sale of properties, net	2,875	-		2,875	-

Equity in income (loss) of joint ventures	$3,688	$(556)		$4,686	$(166)

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2012	2012	2012	2011	2011
BALANCE SHEET DATA (b)
Land	$147,126	$154,418	$153,286	$213,106	$199,323
Buildings and improvements	1,002,759	1,033,326	1,016,357	1,320,795	1,284,010
	1,149,885	1,187,744	1,169,643	1,533,901	1,483,333
Accumulated depreciation	(170,390)	(166,324)	(156,705)	(225,577)	(229,212)
Real estate assets, net	979,495	1,021,420	1,012,938	1,308,324	1,254,121
Properties under development and land	70,574	57,043	52,264	39,684	28,694
Cash and other assets, net	17,994	17,642	18,879	46,843	39,688
Total assets	$1,068,063	$1,096,105	$1,084,081	$1,394,851	$1,322,503

Notes payable	$844,680	$864,867	$852,861	$1,093,944	$1,066,924
Other liabilities	34,677	35,267	26,610	39,296	32,274
Total liabilities	879,357	900,134	879,471	1,133,240	1,099,198

Members' equity	188,706	195,971	204,610	261,611	223,305
Total liabilities and members' equity	$1,068,063	$1,096,105	$1,084,081	$1,394,851	$1,322,503

Camden's equity investment	$46,566	$47,776	$49,436	$44,844	$37,033
Distributions in excess of investment in joint ventures	$(16,708)	$(16,499)	$(16,298)	$(30,596)	$(31,799)

Camden's pro-rata share of debt	$171,215	$175,299	$172,942	$221,204	$212,561

PROPERTY DATA (end of period)
Total operating properties	44	44	44	55	54
Total operating apartment homes	13,165	13,174	13,174	16,858	16,564
Pro rata share of operating apartment homes	2,556	2,558	2,558	3,365	3,247
Total development properties	1	2	2	2	2
Total development apartment homes	276	520	520	520	520
Pro rata share of development apartment homes	55	104	104	104	104

(a)	Operating data represents Camden's pro-rata share of revenues and expenses.
(b)	Balance sheet and property data reported at 100%.

CAMDEN								CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2012 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 10/28/2012
Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Royal Oaks II	104	$14.0	$13.2		1Q11	1Q12	1Q12	3Q13	61%	49%
	Houston, TX
2.	Camden Westchase Park	348	52.0	48.0		2Q11	1Q12	3Q12	4Q12	95%	92%
	Tampa, FL

Total Completed Communities in Lease-Up		452	$66.0	$61.2						87%	82%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/28/2012
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
IN LEASE-UP
3.	Camden Town Square	438	$66.0	$58.4	$7.9	2Q11	2Q12	4Q12	3Q13	60%	53%
	Orlando, FL

UNDER CONSTRUCTION
4.	Camden City Centre II	268	36.0	22.3	22.3	4Q11	1Q13	2Q13	3Q14
	Houston, TX
5.	Camden NOMA	320	110.0	60.7	60.7	4Q11	1Q14	2Q14	2Q15
	Washington, DC
6.	Camden Lamar Heights	314	47.0	7.8	7.8	2Q12	4Q13	2Q14	3Q15
	Austin, TX
7.	Camden Flatirons	424	78.0	9.8	9.8	3Q12	2Q14	4Q14	4Q16
	Denver, CO

Total Development Communities		1,764	$337.0	$159.0	$108.5

Additional Development Pipeline & Land (a)					172.4

Total Properties Under Development and Land (per Balance Sheet)					$280.9

NOI CONTRIBUTION FROM NON-STABILIZED COMMUNITIES ($ in millions)
	Total Cost	3Q12 NOI
NOI from communities that stabilized during quarter	$100.6	$1.8
Completed Communities in Lease-Up	61.2	0.7
Development Communities in Lease-Up	159.0	0.4
Total Recenty Stabilized and Non-Stabilized Communities NOI Contribution	$320.8	$2.9

		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/28/2012
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
COMPLETED COMMUNITIES IN LEASE-UP
1.	Camden Amber Oaks II	244	$25.0	$21.9	$0.2	2Q11	1Q12	3Q12	1Q13	86%	80%
	Austin, TX
UNDER CONSTRUCTION
2.	Camden South Capitol	276	88.0	58.3	58.3	2Q11	3Q13	4Q13	3Q14
	Washington, DC

Total Joint Venture Development Communities		520	$113.0	$80.2	$58.5

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2012 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden Glendale Triangle	303	$115.0	$28.2
	Glendale, CA
2.	Camden Boca Raton	261	54.0	7.2
	Boca Raton, FL
3.	Camden Paces (Phase 1) (c)	379	110.0	48.0
	Atlanta, GA
4.	Camden La Frontera	300	32.0	3.6
	Austin, TX
5.	Camden Victory Park	425	70.0	14.2
	Dallas, TX
6.	Camden Hollywood	299	125.0	18.0
	Los Angeles, CA
7.	Camden Lincoln Station	275	48.0	5.1
	Denver, CO
8.	Camden McGowen Station	251	40.0	6.9
	Houston, TX

Development Pipeline		2,493	$594.0	$131.2

LAND HOLDINGS		Acreage		Cost to Date

	Washington, DC	0.9		$17.3
	Houston, TX	13.2		6.9
	Dallas, TX	7.2		8.6
	Las Vegas, NV	19.6		4.2
	Other	4.8		4.2

Land Holdings		45.7		$41.2

Total Development Pipeline and Land				$172.4

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b)	Represents our best estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop as forecasted, and the best estimates routinely require adjustment.
(c)	The development will be developed in two phases. The estimated cost and units represents costs for phase one only. The cost to date represents the cost to date for all phases.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN					ACQUISITIONS & DISPOSITIONS

(Unaudited)

2012 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions		Location		Apartment Homes	Year Built	Closing Date (a)
1.	Camden Addison	Dallas, TX		456	1996	01/25/12
2.	Camden Holly Springs	Houston, TX		548	1999	01/25/12
3.	Camden Park	Houston, TX		288	1995	01/25/12
4.	Camden Sugar Grove	Houston, TX		380	1997	01/25/12
5.	Camden Parkside	Fullerton, CA		421	1972	01/25/12
6.	Camden Fountain Palms	Phoenix, AZ		192	1986/1996	01/25/12
7.	Camden Pecos Ranch	Phoenix, AZ		272	2001	01/25/12
8.	Camden Sierra	Phoenix, AZ		288	1997	01/25/12
9.	Camden Towne Center	Phoenix, AZ		240	1998	01/25/12
10.	Camden Pines	Las Vegas, NV		315	1997	01/25/12
11.	Camden Summit	Las Vegas, NV		234	1995	01/25/12
12.	Camden Tiara	Las Vegas, NV		400	1996	01/25/12
13.	Camden Belmont	Dallas, TX		477	2010/2012	06/28/12
14.	Camden Creekstone	Atlanta, GA		223	2002	07/12/12
15.	Camden Landmark	Ontario, CA		469	2006	09/27/12
16.	Camden Henderson	Dallas, TX		106	2012	09/28/12
17.	Camden Travis Street (b)	Houston, TX		253	2010	09/30/12

Total/Average Acquisitions		$657.0	(c)	5,562 apartment homes	1999

Dispositions		Location		Apartment Homes	Year Built	Closing Date
1.	Camden Vista Valley	Phoenix, AZ		357	1986	01/12/12
2.	Camden Landings	Orlando, FL		220	1983	03/07/12
3.	Camden Creek	Houston, TX		456	1984	03/16/12

Total/Average Dispositions		$55.6		1,033 apartment homes	1984

Joint Venture Acquisitions		Location		Apartment Homes	Year Built	Closing Date
1.	Camden Asbury Village	Raleigh, NC		350	2009	01/27/12

Total/Average Joint Venture Acquisitions		$44.2		350 apartment homes	2009
Pro Rata Joint Venture Acquisitions		$8.8

Joint Venture Dispositions		Location		Apartment Homes	Year Built	Closing Date
1.	Camden South Congress	Austin, TX		253	2001	08/30/12

Total/Average Joint Venture Dispositions		$54.4		253 apartment homes	2001
Pro Rata Joint Venture Dispositions		$10.9

(a)	The communities acquired on January 25, 2012 were acquired from joint ventures of which Camden previously owned a 20% interest. Apartment homes were previously included in Camden's unit count.
(b)	Acquired our partner's 75% interest in a fully consolidated joint venture of which Camden previously owned a 25% interest.
(c)	Represents the purchase price of third party acquisitions and the fair value of communities or interests purchased from joint venture partners.

CAMDEN					DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2012:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2012	$645	$-	$189,667	$190,312	8.0%	5.9%
2013 (a)	2,225	57,307	200,000	259,532	10.8%	4.9%
2014	2,195	8,827	-	11,022	0.5%	6.0%
2015	2,359	-	250,000	252,359	10.5%	5.1%
2016	2,594	-	-	2,594	0.1%	N/A
Thereafter	78,049	819,107	746,750	1,643,906	68.7%	4.6%
Total Maturing Debt	$88,067	$885,241	$1,386,417	$2,359,725	98.6%	4.8%

Unsecured Line of Credit	-	-	34,000	34,000	1.4%	1.0%
Total Debt	$88,067	$885,241	$1,420,417	$2,393,725	100.0%	4.8%

Weighted Average Maturity of Debt		6.2 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$278,539	11.6%	1.1%	6.4 Years
Fixed rate debt	2,115,186	88.4%	5.3%	6.1 Years
Total	$2,393,725	100.0%	4.8%	6.2 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,415,354	59.1%	5.2%	4.9 Years
Secured debt	978,371	40.9%	4.2%	7.9 Years
Total	$2,393,725	100.0%	4.8%	6.2 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$733,832	75.0%	5.2%	8.3 Years
Conventional variable-rate mortgage debt	206,476	21.1%	1.1%	5.2 Years
Tax exempt variable rate debt	38,063	3.9%	1.4%	15.7 Years
Total	$978,371	100.0%	4.2%	7.9 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	3Q12 NOI	% of Total
Unencumbered real estate assets	44,249	77.0%	$5,039,951	76.5%	$89,721	74.1%
Encumbered real estate assets	13,181	23.0%	1,548,965	23.5%	31,379	25.9%
Total	57,430	100.0%	$6,588,916	100.0%	$121,100	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 3.6 times

(a)	Includes $31.5MM of secured debt that was repaid subsequent to September 30, 2012 in conjunction with the acquistion of the remaining 75% interest in a fully consolidated joint venture.
(b)	Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN				DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2012 AND 2013:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
4Q 2012	$645	$-	$189,667	$190,312	5.9%
2012	$645	$-	$189,667	$190,312	5.9%

1Q 2013	$681	$-	$-	$681	N/A
2Q 2013	547	25,831	-	26,378	5.0%
3Q 2013(a)	490	31,476	-	31,966	1.7%
4Q 2013	507	-	200,000	200,507	5.4%
2013	$2,225	$57,307	$200,000	$259,532	4.9%

(a)	Includes $31.5MM of secured debt that was repaid subsequent to September 30, 2012 in conjunction with the acquistion of the remaining 75% interest in a fully consolidated joint venture.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤ 60%	31%	Yes

Secured Debt to Gross Asset Value	≤ 35%	13%	Yes

Consolidated EBITDA to Total Fixed Charges	≥ 150%	341%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	> 10.5%	24%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤ 60%	36%	Yes

Total Secured Debt to Total Asset Value	≤ 40%	15%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥ 150%	363%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	376%	Yes
Annual Service Charges

(a)	For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.
(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2012:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year	Amortization	Maturities	Total	% of Total	Maturing Debt
2012 (a)	$398	$13,485	$13,883	8.1%	5.7%
2013	1,743	38,080	39,823	23.3%	2.6%
2014	2,275	18,501	20,776	12.1%	4.3%
2015	2,118	7,387	9,505	5.6%	2.9%
2016	1,999	28,785	30,784	18.0%	3.6%
Thereafter	3,744	51,549	55,293	32.3%	4.1%
Total Maturing Debt	$12,277	$157,787	$170,064	99.3%	3.8%

Subscription lines of credit (b)	-	1,151	1,151	0.7%	1.6%
Total Debt	$12,277	$158,938	$171,215	100.0%	3.7%

Weighted Average Maturity of Debt		3.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt	$52,016	30.4%	2.4%	1.8 Years
Fixed rate debt	119,199	69.6%	4.4%	4.1 Years
Total	$171,215	100.0%	3.7%	3.4 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt	$119,199	69.6%	4.4%	4.1 Years
Conventional variable-rate mortgage debt	40,236	23.5%	2.5%	1.0 Years
Tax exempt variable rate debt	2,014	1.2%	1.0%	18.6 Years
Variable-rate construction loans	8,615	5.0%	2.4%	1.7 Years
Subscription lines of credit	1,151	0.7%	1.6%	0.3 Years
Total	$171,215	100.0%	3.7%	3.4 Years

REAL ESTATE ASSETS: (c)	Total Homes	Total Cost
Operating real estate assets	13,165	$1,149,885
Properties under development and land	276	70,574
Total	13,441	$1,220,459

(a)	Includes $3.8MM (Camden's pro rata share) of secured debt that was repaid subsequent to September 30, 2012 in conjunction with the sale of an asset inKansas City, MO.
(b)	As of September 30, 2012 these borrowings were drawn under the subscription lines of credit with $12.9 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
				DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2012 and 2013:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
4Q 2012(a) (b)	$398	$14,636	$15,034	5.4%
2012	$398	$14,636	$15,034	5.4%

1Q 2013	$420	$2,100	$2,520	2.5%
2Q 2013	428	-	428	N/A
3Q 2013	442	35,980	36,422	2.6%
4Q 2013	453	-	453	N/A
2013	$1,743	$38,080	$39,823	2.6%

(a)	4Q 2012 maturities includes subscription lines of credit with $1,151 (Camden's pro-rata hare) outstanding as of September 30, 2012. The line of credit has $4.0 million in total capacity.
(b)	Includes $3.8MM (Camden's pro rata share) of secured debt that was repaid subsequent to September 30, 2012 in conjunction with the sale of an asset in Kansas City, MO.

CAMDEN				CAPITALIZED EXPENDITURES
				& MAINTENANCE EXPENSE
				(In thousands, except unit data)

(Unaudited)
	Third Quarter 2012 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$3,815	$69	$941	$17
Appliances	9.7 years	1,253	23	243	4
Painting	-	-	-	2,038	37
Cabinetry/Countertops	10.0 years	490	9	-	-
Other	8.8 years	1,568	29	470	9
Exteriors
Painting	5.0 years	1,834	33	-	-
Carpentry	10.0 years	606	11	-	-
Landscaping	5.8 years	432	8	2,734	50
Roofing	20.0 years	714	13	102	2
Site Drainage	10.0 years	66	1	-	-
Fencing/Stair	10.0 years	143	3	-	-
Other (c)	7.3 years	2,389	43	3,792	69
Common Areas
Mech., Elec., Plumbing	9.6 years	1,633	30	1,258	23
Parking/Paving	5.0 years	369	7	-	-
Pool/Exercise/Facility	8.2 years	1,761	32	448	8

Total		$17,073	$311	$12,026	$219

Weighted Average Apartment Homes			54,934		54,934

	Year to Date 2012 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$9,272	$172	$2,414	$45
Appliances	9.7 years	3,640	68	657	12
Painting	-	-	-	5,079	94
Cabinetry/Countertops	10.0 years	1,370	26	-	-
Other	8.8 years	4,050	75	1,400	26
Exteriors
Painting	5.0 years	3,727	69	-	-
Carpentry	10.0 years	1,220	23	-	-
Landscaping	5.8 years	1,204	22	8,848	164
Roofing	20.0 years	1,813	34	258	5
Site Drainage	10.0 years	248	5	-	-
Fencing/Stair	10.0 years	506	9	-	-
Other (c)	7.3 years	6,964	129	9,449	176
Common Areas
Mech., Elec., Plumbing	9.6 years	4,066	75	3,350	62
Parking/Paving	5.0 years	1,025	19	-	-
Pool/Exercise/Facility	8.2 years	7,081	131	1,173	22

Total		$46,186	$857	$32,628	$606

Weighted Average Apartment Homes			53,870		53,870

(a)
Includes discontinued operations.  Capitalized expenditures for discontinued operations was $118 and $671 for the three and nine months ended September 30, 2012, respectively.  Maintenance expenses for discontinued operations was $106 and $417 for the same periods.

(b)	Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2012.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders (a)	$30,703	$11,840	$141,224	$2,529
Real estate depreciation from continuing operations	51,477	42,095	152,246	129,778
Real estate depreciation and amortization from discontinued operations	221	1,191	844	3,564
Adjustments for unconsolidated joint ventures	1,885	3,223	6,198	7,042
Income allocated to noncontrolling interests	702	458	2,504	1,494
(Gain) on sale of unconsolidated joint venture property	(2,875)	-	(2,875)	-
(Gain) on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
(Gain) on sale of discontinued operations, net of tax	-	-	(32,541)	-
(Gain) on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Funds from operations - diluted	$82,113	$58,807	$227,409	$143,271

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	86,293	74,274	84,694	72,502
FFO diluted	88,514	76,494	85,822	75,685

Net income (loss) attributable to common shareholders - diluted	$0.35	$0.16	$1.66	$0.03
FFO per common share - diluted	$0.93	$0.77	$2.65	$1.89

(a) Includes a $29.8 million charge related to a loss on the discontinuation of a hedging relationship for the nine months ended September 30, 2011.

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q12 Range		2012 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.42	$0.46	$2.06	$2.10
Expected real estate depreciation from continuing operations	0.56	0.56	2.33	2.33
Expected real estate depreciation and amortization from discontinued operations	0.00	0.00	0.01	0.01
Expected adjustments for unconsolidated joint ventures	(0.05)	(0.05)	0.02	0.02
Expected income allocated to noncontrolling interests	0.01	0.01	0.04	0.04
(Gain) on sale of uncosolidated joint venture property	0.00	0.00	(0.03)	(0.03)
Realized (gain) on acquisition of controlling interests in joint ventures	0.00	0.00	(0.46)	(0.46)
Realized (gain) on sale of discontinued operations, net of tax	0.00	0.00	(0.38)	(0.38)
Expected FFO per share - diluted	$0.94	$0.98	$3.59	$3.63

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net income attributable to common shareholders	$30,703	$11,840	$141,224	$2,529
Less: Fee and asset management income	(3,041)	(2,646)	(9,572)	(6,955)
Less: Interest and other (income) loss	(3)	108	750	(4,749)
Less: Income (loss) on deferred compensation plans	1,781	6,096	(3,820)	(1,233)
Plus: Property management expense	5,509	5,050	15,644	15,478
Plus: Fee and asset management expense	1,864	1,330	5,051	4,220
Plus: General and administrative expense	9,303	8,572	27,712	26,392
Plus: Interest expense	25,865	27,354	78,795	85,472
Plus: Depreciation and amortization	52,588	43,367	155,579	133,547
Plus: Amortization of deferred financing costs	909	1,344	2,721	4,761
Plus: Expense (benefit) on deferred compensation plans	(1,781)	(6,096)	3,820	1,233
Less: Gain on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
Less: Gain on sale of properties, including land	-	-	-	(4,748)
Less: Gain on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Plus: Loss on discontinuation of hedging relationship	-	-	-	29,791
Less: Equity in income (loss) of joint ventures	(3,688)	556	(4,686)	166
Plus: Income tax expense - current	334	313	992	1,889
Less: Income from discontinued operations	(343)	(1,098)	(1,262)	(3,196)
Less: Gain on sale of discontinued operations, net of tax	-	-	(32,541)	-
Plus: Income allocated to noncontrolling interests from continuing operations	1,100	752	3,009	2,089
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	9	670	29
Plus: Income allocated to perpetual preferred units	-	1,750	776	5,250
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	2,075	-
Net Operating Income (NOI)	$121,100	$98,601	$346,746	$290,829

"Same Property" Communities	$105,939	$95,735	$309,612	$282,528
Non-"Same Property" Communities	13,300	2,567	33,127	7,839
Development and Lease-Up Communities	1,148	-	1,476	-
Other	713	299	2,531	462
Net Operating Income (NOI)	$121,100	$98,601	$346,746	$290,829

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, xcluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net income attributable to common shareholders	$30,703	$11,840	$141,224	$2,529
Plus: Interest expense	25,865	27,354	78,795	85,472
Plus: Amortization of deferred financing costs	909	1,344	2,721	4,761
Plus: Depreciation and amortization	52,588	43,367	155,579	133,547
Plus: Income allocated to perpetual preferred units	-	1,750	776	5,250
Plus: Write off of original issuance costs of redeemed perpetual preferred units	-	-	2,075	-
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	-	9	670	29
Plus: Income allocated to noncontrolling interests from continuing operations	1,100	752	3,009	2,089
Plus: Income tax expense - current	334	313	992	1,889
Plus: Real estate depreciation and amortization from discontinued operations	221	1,191	844	3,564
Less: Gain on sale of properties, including land	-	-	-	(4,748)
Less: Gain on sale of unconsolidated joint venture interests	-	-	-	(1,136)
Less: Gain on acquisition of controlling interests in joint ventures	-	-	(40,191)	-
Less: Equity in income (loss) of joint ventures	(3,688)	556	(4,686)	166
Less: Gain on sale of discontinued operations, net of tax	-	-	(32,541)	-
Plus: Loss on discontinuation of hedging relationship	-	-	-	29,791
EBITDA	$108,032	$88,476	$309,267	$263,203

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Stable
	Standard & Poors	BBB	Positive

Estimated Future Dates:		Q4 '12	Q1 '13	Q2 '13	Q3 '13
Earnings release & conference call		Early Feb	Early May	Late Jul	Late Oct

Dividend Information - Common Shares:		Q1 '12	Q2 '12	Q3 '12
Declaration Date		03/08/12	06/15/12	09/14/12
Record Date		03/30/12	06/29/12	09/28/12
Payment Date		04/17/12	07/17/12	10/17/12
Distributions Per Share		$0.56	$0.56	$0.56

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community Statistics as of 09/30/12

(Unaudited)							3Q12 Avg
			Year Placed	Average	Apartment	3Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	93%	$897	$1.14
Camden Fountain Palms	Peoria	AZ	1986/1996	1,050	192	92%	680	0.65
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	949	0.89
Camden Pecos Ranch	Chandler	AZ	2001	924	272	94%	860	0.93
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	970	0.93
Camden Sierra	Peoria	AZ	1997	925	288	92%	682	0.74
Camden Towne Center	Glendale	AZ	1998	871	240	95%	676	0.78
TOTAL ARIZONA	7	Properties		955	2,076	94%	839	0.88

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,599	1.59
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,965	2.02
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,820	1.80
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,362	1.72
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,257	1.50
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	1,518	1.70
Total Los Angeles/Orange County	6	Properties		904	2,481	95%	1,574	1.74

Camden Landmark	Ontario	CA	2006	982	469	95%	1,388	1.41
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,623	1.56
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,510	1.57
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,018	2.25
Camden Vineyards	Murrieta	CA	2002	1,053	264	93%	1,248	1.19
Total San Diego/Inland Empire	5	Properties		991	1,665	95%	1,507	1.52

TOTAL CALIFORNIA	11	Properties		939	4,146	95%	1,547	1.65

Camden Caley	Englewood	CO	2000	925	218	96%	992	1.07
Camden Centennial	Littleton	CO	1985	744	276	96%	765	1.03
Camden Denver West (1)	Golden	CO	1997	1,015	320	96%	1,168	1.15
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,269	1.11
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,228	1.20
Camden Lakeway	Littleton	CO	1997	932	451	96%	993	1.07
Camden Pinnacle	Westminster	CO	1985	748	224	95%	795	1.06
TOTAL COLORADO	7	Properties		949	2,171	96%	1,050	1.11

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	98%	1,499	1.41
Camden Clearbrook	Frederick	MD	2007	1,048	297	96%	1,357	1.29
Camden College Park	College Park	MD	2008	942	508	96%	1,583	1.68
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,635	1.66
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,654	1.57
Camden Fairfax Corner	Fairfax	VA	2006	934	488	97%	1,683	1.80
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,690	1.70
Camden Grand Parc	Washington	DC	2002	674	105	97%	2,455	3.64
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,434	1.43
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	96%	1,608	1.57
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,530	1.79
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	2,004	2.40
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,468	2.88
Camden Russett	Laurel	MD	2000	992	426	95%	1,379	1.39
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,439	1.48
Camden Summerfield	Landover	MD	2008	957	291	95%	1,579	1.65
Camden Summerfield II	Landover	MD	2012	936	187	96%	1,553	1.66
TOTAL DC METRO	17	Properties		963	5,791	96%	1,622	1.69

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,562	1.41
Camden Brickell	Miami	FL	2003	937	405	97%	1,655	1.77
Camden Doral	Miami	FL	1999	1,120	260	97%	1,556	1.39
Camden Doral Villas	Miami	FL	2000	1,253	232	92%	1,677	1.34
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	94%	1,762	1.69
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,310	1.09
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,357	1.22
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,544	1.40

Camden Club	Longwood	FL	1986	1,077	436	96%	872	0.81
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	1,009	0.94
Camden Lago Vista	Orlando	FL	2005	955	366	95%	913	0.96
Camden LaVina	Orlando	FL	2012	970	420	95%	1,059	1.09
Camden Lee Vista	Orlando	FL	2000	937	492	96%	892	0.95
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,131	1.38
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	805	0.90
Camden Reserve	Orlando	FL	1990/1991	824	526	95%	751	0.91
Camden World Gateway	Orlando	FL	2000	979	408	94%	979	1.00
Total Orlando	9	Properties		943	3,764	95%	912	0.97

CAMDEN	COMMUNITY TABLE
Community Statistics as of 09/30/12

(Unaudited)							3Q12 Avg
			Year Placed	Average	Apartment	3Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	875	0.93
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	709	0.92
Camden Bayside	Tampa	FL	1987/1989	748	832	97%	779	1.04
Camden Citrus Park	Tampa	FL	1985	704	247	96%	694	0.99
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	714	0.98
Camden Lakeside	Brandon	FL	1986	729	228	95%	754	1.03
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	784	0.72
Camden Montague	Tampa	FL	2012	975	192	98%	1,086	1.11
Camden Preserve	Tampa	FL	1996	942	276	95%	1,082	1.15
Camden Providence Lakes	Brandon	FL	1996	1,024	260	95%	912	0.89
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	954	0.94
Camden Visconti (1)	Tampa	FL	2007	1,125	450	94%	1,143	1.02
Camden Westchase Park (2)	Tampa	FL	2012	993	348	Lease-Up	1,176	1.18
Camden Westshore	Tampa	FL	1986	728	278	95%	858	1.18
Camden Woods	Tampa	FL	1986	1,223	444	96%	857	0.70
Total Tampa/St. Petersburg	15	Properties		920	6,493	95%	868	0.96

TOTAL FLORIDA	31	Properties		963	12,777	95%	1,014	1.05

Camden Brookwood	Atlanta	GA	2002	912	359	97%	996	1.09
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,025	1.04
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	997	0.84
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	921	0.91
Camden Ivy Hall (1)	Atlanta	GA	2010	1,181	110	94%	1,642	1.39
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	96%	1,044	1.12
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	941	0.92
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	96%	1,237	1.22
Camden River	Duluth	GA	1997	1,103	352	96%	916	0.83
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	886	0.78
Camden St. Clair	Atlanta	GA	1997	999	336	96%	949	0.95
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	93%	765	0.76
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	94%	738	0.64
TOTAL GEORGIA	13	Properties		1,042	3,769	96%	965	0.93

Camden Passage (1) (3)	Kansas City	MO	1989/1997	834	596	94%	688	0.82
Total Kansas City	1	Property		834	596	94%	688	0.82

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	93%	669	0.79
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	98%	864	1.04
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	92%	793	0.84
Camden Westchase (1)	St. Louis	MO	1986	945	160	98%	918	0.97
Total St. Louis	4	Properties		896	1,447	94%	785	0.88

TOTAL MISSOURI	5	Properties		878	2,043	94%	756	0.86

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	713	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	93%	721	0.85
Camden Canyon	Las Vegas	NV	1995	987	200	95%	863	0.87
Camden Commons	Henderson	NV	1988	936	376	93%	751	0.80
Camden Cove	Las Vegas	NV	1990	898	124	95%	712	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	898	0.91
Camden Fairways	Henderson	NV	1989	896	320	96%	880	0.98
Camden Hills	Las Vegas	NV	1991	439	184	89%	487	1.11
Camden Legends	Henderson	NV	1994	792	113	96%	828	1.05
Camden Palisades	Las Vegas	NV	1991	905	624	95%	726	0.80
Camden Pines	Las Vegas	NV	1997	982	315	93%	792	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	93%	732	0.74
Camden Summit	Henderson	NV	1995	1,187	234	93%	1,077	0.91
Camden Tiara	Las Vegas	NV	1996	1,043	400	95%	865	0.83
Camden Vintage	Las Vegas	NV	1994	978	368	94%	706	0.72
Oasis Bay (1)	Las Vegas	NV	1990	876	128	97%	744	0.85
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	99%	754	0.77
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	94%	612	0.70
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	94%	778	0.68
Oasis Island (1)	Las Vegas	NV	1990	901	118	89%	609	0.68
Oasis Landing (1)	Las Vegas	NV	1990	938	144	91%	669	0.71
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	87%	717	0.70
Oasis Palms (1)	Las Vegas	NV	1989	880	208	93%	687	0.78
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	92%	692	0.74
Oasis Place (1)	Las Vegas	NV	1992	440	240	89%	486	1.10
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	88%	413	1.06
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	96%	781	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	90%	579	0.69
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	92%	705	0.61
TOTAL NEVADA	29	Properties		903	8,016	93%	728	0.81

CAMDEN	COMMUNITY TABLE
Community Statistics as of 09/30/12

(Unaudited)							3Q12 Avg
			Year Placed	Average	Apartment	3Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	999	0.96
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,305	1.44
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,250	1.46
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	922	0.89
Camden Forest	Charlotte	NC	1989	703	208	94%	595	0.85
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	835	0.89
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,401	1.33
Camden Habersham	Charlotte	NC	1986	773	240	96%	700	0.91
Camden Park Commons	Charlotte	NC	1997	861	232	95%	704	0.82
Camden Pinehurst	Charlotte	NC	1967	1,147	407	97%	842	0.73
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	901	0.93
Camden Simsbury	Charlotte	NC	1985	874	100	98%	898	1.03
Camden South End Square	Charlotte	NC	2003	882	299	98%	1,196	1.36
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,056	0.96
Camden Touchstone	Charlotte	NC	1986	899	132	98%	787	0.88
Total Charlotte	15	Properties		961	3,574	97%	964	1.00

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	95%	1,005	1.00
Camden Crest	Raleigh	NC	2001	1,013	438	95%	820	0.81
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	917	0.88
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	872	0.82
Camden Manor Park	Raleigh	NC	2006	966	484	97%	910	0.94
Camden Overlook	Raleigh	NC	2001	1,060	320	97%	966	0.91
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	757	0.78
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	827	0.81
Total Raleigh	8	Properties		1,016	3,054	96%	878	0.86

TOTAL NORTH CAROLINA	23	Properties		986	6,628	96%	925	0.94

Camden Valleybrook	Chadds Ford	PA	2002	992	352	97%	1,334	1.35
TOTAL PENNSYLVANIA	1	Property		992	352	97%	1,334	1.35

Camden Amber Oaks (1)	Austin	TX	2009	862	348	95%	875	1.01
Camden Amber Oaks II (1) (2)	Austin	TX	2012	910	244	Lease-Up	978	1.07
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	95%	891	1.01
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,030	1.13
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,116	1.17
Camden Huntingdon	Austin	TX	1995	903	398	96%	836	0.93
Camden Laurel Ridge (3)	Austin	TX	1986	702	183	95%	682	0.97
Camden Ridgecrest	Austin	TX	1995	855	284	95%	762	0.89
Camden Shadow Brook (1)	Austin	TX	2009	909	496	96%	922	1.01
Camden Stoneleigh	Austin	TX	2001	908	390	97%	986	1.09
Total Austin	10	Properties		890	3,213	96%	918	1.03

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,023	1.18
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	750	0.97
Camden Miramar (4)	Corpus Christi	TX	1994-2011	488	855	63%	1,119	2.30
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	95%	1,138	1.08
Total Corpus Christi	4	Properties		693	1,757	95%	1,034	1.49

Camden Addison	Addison	TX	1996	942	456	96%	857	0.91
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,349	1.43
Camden Buckingham	Richardson	TX	1997	919	464	97%	896	0.97
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	864	0.95
Camden Cimarron	Irving	TX	1992	772	286	95%	892	1.16
Camden Design District (1)	Dallas	TX	2009	939	355	95%	1,202	1.28
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,020	1.09
Camden Gardens	Dallas	TX	1983	652	256	96%	616	0.94
Camden Glen Lakes	Dallas	TX	1979	877	424	96%	825	0.94
Camden Henderson	Dallas	TX	2012	967	106	92%	1,587	1.64
Camden Legacy Creek	Plano	TX	1995	831	240	96%	930	1.12
Camden Legacy Park	Plano	TX	1996	871	276	94%	953	1.09
Camden Panther Creek (1)	Frisco	TX	2009	946	295	95%	988	1.04
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,201	1.22
Camden Springs	Dallas	TX	1987	713	304	94%	617	0.86
Camden Valley Park	Irving	TX	1986	743	516	96%	818	1.10
Camden Westview	Lewisville	TX	1983	697	335	93%	665	0.95
Total Dallas/Ft. Worth	17	Properties		873	6,562	95%	959	1.10

CAMDEN	COMMUNITY TABLE
Community Statistics as of 09/30/12

(Unaudited)							3Q12 Avg
			Year Placed	Average	Apartment	3Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Baytown	Baytown	TX	1999	844	272	96%	855	1.01
Camden City Centre	Houston	TX	2007	932	379	97%	1,454	1.56
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	96%	1,112	1.12
Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	96%	1,110	1.03
Camden Grand Harbor (1)	Katy	TX	2008	959	300	97%	1,031	1.07
Camden Greenway	Houston	TX	1999	861	756	95%	1,192	1.39
Camden Heights (1)	Houston	TX	2004	927	352	97%	1,326	1.43
Camden Holly Springs	Houston	TX	1999	934	548	97%	1,005	1.08
Camden Lakemont (1)	Richmond	TX	2007	904	312	97%	906	1.00
Camden Midtown	Houston	TX	1999	844	337	96%	1,434	1.70
Camden Northpointe (1)	Tomball	TX	2008	940	384	96%	978	1.04
Camden Oak Crest	Houston	TX	2003	870	364	96%	915	1.05
Camden Park	Houston	TX	1995	866	288	96%	857	0.99
Camden Piney Point (1)	Houston	TX	2004	919	318	97%	1,100	1.20
Camden Plaza	Houston	TX	2007	915	271	97%	1,407	1.54
Camden Royal Oaks	Houston	TX	2006	923	236	85%	1,187	1.29
Camden Royal Oaks II (2)	Houston	TX	2012	1,054	104	Lease-up	1,412	1.34
Camden Spring Creek (1)	Spring	TX	2004	1,080	304	96%	1,047	0.97
Camden Steeplechase (3)	Houston	TX	1982	748	290	95%	688	0.92
Camden Stonebridge	Houston	TX	1993	845	204	97%	890	1.05
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	922	1.00
Camden Travis Street	Houston	TX	2010	819	253	97%	1,437	1.76
Camden Vanderbilt	Houston	TX	1996/1997	863	894	98%	1,266	1.47
Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,075	1.15
Camden Woodson Park (1)	Houston	TX	2008	916	248	96%	1,009	1.10
Camden Yorktown (1)	Houston	TX	2008	995	306	95%	998	1.00
Total Houston	26	Properties		911	9,002	96%	1,109	1.22

Camden Braun Station (1)	San Antonio	TX	2006	827	240	97%	835	1.01
Camden Westover Hills (1)	San Antonio	TX	2010	959	288	96%	1,072	1.12
Total San Antonio	2	Properties		899	528	97%	964	1.07

TOTAL TEXAS	59	Properties		878	21,062	96%	1,023	1.17

TOTAL PROPERTIES	203	Properties		932	68,831	95%	$1,046	$1.12

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of September 30, 2012 are excluded from total occupancy numbers.
(3)	Community held for sale as of September 30, 2012.
(4)	Miramar is a student housing community which is excluded from total occupancy numbers.